Exhibit 99.2
August 7, 2008 Dana Holding Corporation Second-Quarter 2008 Conference Call

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Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Agenda Introduction Steve Superits Vice President - Investment Management & Investor Relations Update on Key Issues John Devine Executive Chairman Quarterly Financial Review Jim Yost Chief Financial Officer Operational Excellence Update Gary Convis Chief Executive Officer Strategic Direction and John Devine Summary Q&A Session All

Update on Key Issues Progress on 2008 priorities despite significant headwinds Operational Continue to strengthen our management team Progress on fixing North American operations Strategic plan in place and progressing Financial: strong cash and balance sheet Profits hit by steel cost increases and lower North American volumes Light-truck production down sharply Class 5-8 truck demand also weaker than expected Steel prices have continued to increase 2008 response plans Pricing recovery on steel Address 'upside down' contracts Rightsize North American operations to new environment Additional cost-reduction actions

Steel Price Increases Continue Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2007 Actual 260 295 370 345 279 295 291 302 322 315 295 325 2008 YTD Actual 410 402 420 597 703 773 850 Prior 2008 Projection 312 312 312 312 312 312 312 312 312 312 312 312 Current 2H08 Projection 850 850 850 850 850 850 may 2008 projection 550 550 550 550 550 550 550 550 2008 Profit Impact ($ in Millions) 2008 Profit Impact ($ in Millions) 2008 Profit Impact ($ in Millions) 2008 Profit Impact ($ in Millions) 1H 2H* Total Steel Increase (42) (200) (242) Recovery 15 100 115 Net (27) (100) (127) Recovery 36% 50% 48% 2008 YTD Actual Initial 2008 Projection Current 2H08 Projection $850/Ton May Projection $550/Ton * Mid-point of estimated range. Scrap Steel $/Ton

Management Team Continue to attract talent to the organization Johnson Controls COO Keith Wandell joined Dana's Board of Directors Industry veteran Jim Yost (34 years at Ford and Hayes Lemmerz) joined as CFO Seven new senior operations leaders Experts at Toyota Production System and continuous-improvement processes and tools New vice president of engineering for Commercial Vehicle group

Quarterly Financial Review

2Q08 Highlights Financial Results EBITDA at $128 million - down $15 million from 2007 Net loss at $140 million, including $82 million impairment Free cash flow at $38 million Cost savings of $64 million vs. 2007 $1.2 billion cash; $1.6 billion liquidity Operational Improvement Actions Working capital reduction Manufacturing footprint and headcount initiatives Cash repatriation on track

2Q08 Summary ($ in Millions) 2008 2007 Change Sales $ 2,333 $ 2,289 $ 44 EBITDA 128 143 (15) Net loss (140) (133) (7) Capital spend 47 55 (8) Free cash flow 38 (190) 228 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations.

Change in Sales (2Q 2008 vs. 2007, $ in millions) 2007 2008 Volume/Mix/Pricing Currency 2289 2333 -97 141 ($97)

Change in EBITDA (2Q 2008 vs. 2007, $ in Millions) 2007 2008 Currency Transaction Income Steel Cost* Volume/Mix Pricing* Cost Saving/ Ops. Improv. 143 128 -26 -25 -22 -6 64 ($22) ($6) ($25) ($26) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. * Pricing recovery of $13 included in steel cost.

Segment Sales & Profit 2Q 2008 2008 2007 2008 2007 Light Axle $ 632 $ 716 $ 32 $ 35 Driveshaft 350 307 45 32 Structures 255 279 29 35 Sealing 201 190 26 22 Thermal 77 79 4 7 Commercial Vehicle 325 307 12 13 Off Highway 492 403 50 46 Other 1 8 (2) (12) Segment operations 2,333 2,289 196 178 Shared services & administration (36) (44) Foreign exchange income (loss) (8) 18 Other income (loss) (24) (9) EBITDA $128 $143 Segment EBITDA ($ in Millions) External Sales See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes.

Net Debt ($ in Millions) Cash - U.S. $ 548 International 643 Total cash 1,191 Term loan facility 1,423 Less OID (107) All other debt 64 Total debt 1,380 Net Debt $ 189 June 30, 2008

Global Liquidity ($ in Millions) Cash $ 1,191 Less: Deposits supporting obligations (97) Cash in less than wholly-owned subsidiaries (63) Available cash 1,031 Additional cash availability from: Lines of credit (U.S. and Europe) 575 Additional lines of credit supported by letters of credit from the Revolving Facility 40 Total global liquidity $ 1,646 June 30, 2008

Operational Excellence Update

Patterned after the Toyota Production System Provide customers with highest quality parts and services at competitive prices Key elements Drive cost reductions Better enables our people to contribute to our success Achieve consistent quality, efficiency, and safety Continuous improvement, teamwork, and respect Transformational change within Dana Operational Excellence Dana Operating System (DOS)

Raw material Work-in- process Finished goods Premium freight Plant conversion cost / standard earned hours Utilities OSHA incidents Lost-time accidents Operational Excellence Key Performance Indicators (KPIs) Leading indicators of safety, quality, and cost performance Standard visual control and management system in place globally by Oct. 1 Transparency helps plant personnel understand and quickly attack problems Performance is reported on a regular cadence Safety Quality Efficiency Productivity Cost Inventory Product defects Scrap costs Equipment efficiency for highest constrained line Earned hours at standard / total hours worked

Operational Excellence Dana Operating System Notable results from first half 2008 vs. 2007: OSHA recordable incidents and lost-time accidents down 48% and 68%, respectively - great for team members and insurance costs Customer delivered quality has improved 18% - beating our internal target - 25 problems per million parts - for the first time and reducing rework costs Premium freight costs have dropped 54% In Lima, Ohio, production of heavy-duty driveshafts and service kits have increased significantly Achieved 15-30% productivity gains in DOS pilot areas

Operational Excellence Footprint and Workforce Changes Completing footprint changes begun in Chapter 11 Barrie, Ont., plant closure pulled up to October St. Marys, Ont., plant closure on schedule Equipment from plants being closed will support new business in South America and India Relocated heavy axle production in Mexico and India and leaner North American plants producing savings Closed Venezuelan foundry to cut costs and risk Other manufacturing footprint actions under review 3,000 hourly and salaried workforce reductions in North America in 2008

Strategic Direction and Summary

Strategic Direction Present Dana includes seven business lines Driveline, structural, and engine components Global businesses serve three markets - automotive, commercial truck, and off-highway Historically, businesses have been run independently with multiple processes Future Dana Focus on driveline products Continue to run the business based on three global markets Common business and operating processes

Strategic Direction Fix North American automotive business Either consolidate to reduce costs and generate cash Or downsize further to generate cash on lower volumes Leverage growth opportunities Automotive, primarily in Asia and South America Commercial truck, primarily in North America and Asia Off-highway in multiple global markets

Dana Revenues (1H08) North America 0.49 Europe 0.31 South America 0.12 Asia-Pacific 0.08 North America Europe South America Asia-Pacific Business Line Light Axle 0.27 Driveshaft 0.15 structures 0.11 sealing 0.09 thermal 0.03 cvs 0.14 oh 0.21 Sealing Thermal Structures Driveshaft Light Axle Commercial Vehicle Off-Highway Region

Dana Revenues by Customer (1H08) Ford 0.1948 GM 0.0584 Toyota 0.0538 Paccar 0.0438 Nissan 0.0353 Navistar 0.0323 Volvo 0.0323 Chrysler LLC 0.0308 Fiat 0.03 Daimler 0.0285 All Other 0.46 Ford GM Toyota Paccar Nissan Navistar Volvo Chrysler Fiat Daimler All Other

Summary High steel costs and depressed North American volumes expected to continue; for 2008, revenue outlook now $8.6-8.8 billion Near-term focus - offset steel costs and lower North American production volumes Steel recovery target is full recovery Rightsize North America automotive Resolve "upside down" contracts Additional cost reductions Continue to drive the 2008 priorities Complete rebuilding the management team Roll-out Operational Excellence Fix North American operations Execute strategic plan New business in growth markets Focus on earnings, cash flow and strong balance sheet

Q&A Session

Supplemental Slides Non-GAAP Financial Information In connection with Dana's emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position 90-7, the post-emergence results of the successor company for the five months ended June 30, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in our Form 10-Q. This presentation is required by generally accepted accounting principles (GAAP) as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For your convenience in viewing the accompanying slides, we have combined the separate successor and predecessor periods to derive combined results for the six months ended June 30, 2008. The following slides provide the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the first six months of 2008. A number of slides refer to EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana's overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. Slides 35 and 36 provide a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.

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